ADAMS NATURAL RESOURCES FUND

Formerly Petroleum & Resources Corporation

THIRD QUARTER REPORT

SEPTEMBER 30, 2015

LETTER TO SHAREHOLDERS

Dear Fellow Shareholders,

The third quarter was tumultuous for equity markets. The S&P 500 fell 6.4%, sending the year’s return into negative territory with a decline of -5.3%. The Energy and Materials sectors bore the brunt of the quarter’s market selloff. While also subject to the weakness in energy and other commodity stocks, the Adams Natural Resources Fund’s total return on net assets of -20.6% over the first nine months of the year compared favorably with the -22.5% return of the Lipper Global Natural Resources Funds Index.

Early in the quarter, markets were buoyed by the news that Greece had reached a deal with its creditors. This was followed by a stream of positive economic data from the U.S. and Europe. Retail sales accelerated, labor markets continued to show improvement and GDP growth for the first six months of the year was revised upward to 3.9%. But these signs of economic strength were not enough to insulate the markets from global economic concerns.

The initial trigger of the market’s instability came from China, where the decision to devalue its currency in August led to investor doubts about global economic growth. Fears over China’s falling demand for raw materials, coupled with excess supply, resulted in a further step down for commodity prices. The Federal Reserve’s September decision to leave U.S. interest rates unchanged, despite falling unemployment and reasonably strong domestic economic indicators, further disappointed investors. As part of its decision, the Fed pointed to the lack of inflation, the strength of the dollar and concerns about growth in China and other emerging markets.

None of the subsectors in Energy were immune from the decline but refiners, benefiting from low cost crude and rising gasoline demand, fared better than most energy stocks. A solid balance sheet and integrated asset base resulted in better relative performance for ExxonMobil.

In the Fund, we have limited our exposure in companies most sensitive to the commodity price and to capital spending cuts. For example, in Energy we have avoided drilling companies and focused instead on larger, diversified service providers. In Materials, our strategy has been to focus on chemical companies, especially those that benefit from lower commodity prices. An example is our LyondellBasell position. The company benefits from a long-term structural cost advantage relative to its foreign peers. Lyondell is advantaged by its access to low cost U.S. natural gas liquids (mostly ethane, propane, and butane) while foreign competitors use more expensive oil price-based inputs.

A new stock in the Fund, PPG Industries, also benefits from lower energy prices. As the leader in the global coatings industry, PPG has significant gross margin expansion opportunities ahead from a reduction in raw material costs, most notably resin. We anticipate incremental volume growth as key end-markets (construction and autos) continue to recover. Additionally, its recent acquisition of Comex, a paint manufacturer and retailer in Mexico, provides an additional growth platform.

We also added to our position in Spectra Energy, a pipeline company that processes and transports natural gas. Spectra’s strategically-located assets and diversified midstream operations offer stability as well as attractive growth prospects. Relative to its peer group, the company has the lowest direct commodity price exposure.

LETTER TO SHAREHOLDERS (CONTINUED)

For the nine months ended September 30, 2015, the total return on the Fund’s net asset value (“NAV”) per share (with dividends and capital gains reinvested) was -20.6%. The total return on the market price of the Fund’s shares for the period was -22.8%. These compare to a -22.5% total return for Lipper Global Natural Resources Funds Index over the same time period.

For the twelve months ended September 30, 2015, the Fund’s total return on NAV was -31.2% and on market price was -31.9%. The comparable return for the Lipper Global Natural Resources Funds Index was -34.5%.

Net assets of the Fund at September 30, 2015, were $21.58 per share on 27,392,910 shares outstanding, compared with $27.56 per share at December 31, 2014, on 27,380,920 shares outstanding. On March 2, 2015, a distribution of $0.10 per share was paid, consisting of $0.02 net investment income and $0.06 long-term capital gain, realized in 2014, and $0.02 of net investment income realized in 2015, all taxable in 2015. A 2015 net investment income dividend of $0.10 per share was paid on June 1, 2015, and another net investment income dividend of $0.10 per share was paid on September 1, 2015. These constitute the first three payments toward our annual 6% minimum distribution rate commitment.

By order of the Board of Directors,

Mark E. Stoeckle

Chief Executive Officer

October 8, 2015

Disclaimers

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of stocks held by the Fund, the conditions in the U.S. and international financial markets, the price at which shares of the Fund will trade in the public markets, and other factors discussed in the Fund’s periodic filings with the Securities and Exchange Commission.

This report is transmitted to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is no guarantee of future investment results.

SUMMARY FINANCIAL INFORMATION

(unaudited)

	2015		2014
At September 30:
Net asset value per share	$21.58		$33.87
Market price per share	$18.16		$28.80
Shares outstanding	27,392,910		26,652,593
Total net assets	$591,256,907		$902,617,273
Unrealized appreciation on investments	$126,089,579		$407,165,374

For the nine months ended September 30:
Net investment income	$7,033,388		$10,062,955
Net realized (loss) gain	$(8,498,635)		$35,728,268
Cost of shares repurchased	—		$3,867,668
Shares repurchased	—		135,000
Total return (based on market price)	-22.8%		6.3%
Total return (based on net asset value)	-20.6%		6.1%

Key ratios:
Expenses to average net assets*	1.22%	**	0.62%
Net investment income to average net assets*	1.45%	**	1.48%
Portfolio turnover*	11.9%		15.5%
Net cash & short-term investments to net assets	1.6%		0.9%

*	Annualized
**	The annualized ratios of expenses and net investment income to average net assets were 0.84% and 1.83%, respectively, after excluding a one-time charge of $2,762,816 related to the termination of the Fund’s defined benefit plans.

TEN LARGEST EQUITY PORTFOLIO HOLDINGS

September 30, 2015

(unaudited)

	Market Value	Percent of Net Assets
Exxon Mobil Corp.	$100,999,271	17.1%
Chevron Corp.	58,623,616	9.9
Schlumberger Ltd.	43,175,220	7.3
Phillips 66	33,139,171	5.6
Occidental Petroleum Corp.	26,790,750	4.5
EOG Resources, Inc.	26,062,400	4.4
LyondellBasell Industries N.V. (Class A)	23,774,272	4.0
Dow Chemical Co.	20,882,000	3.5
Anadarko Petroleum Corp.	16,607,250	2.8
Monsanto Co.	16,590,096	2.8

Total	$366,644,046	61.9%

SCHEDULE OF INVESTMENTS

September 30, 2015 (unaudited)

	Shares	Value (A)
Common Stocks — 98.4%
Energy — 78.6%
Exploration & Production — 24.4%
Anadarko Petroleum Corp.	275,000	$16,607,250
Chesapeake Energy Corp. (B)	452,000	3,313,160
Cimarex Energy Co.	108,000	11,067,840
ConocoPhillips	213,000	10,215,480
Energen Corp.	129,600	6,461,856
EOG Resources, Inc.	358,000	26,062,400
EQT Corp.	140,000	9,067,800
Marathon Oil Corp.	571,000	8,793,400
Noble Energy, Inc.	373,500	11,272,230
Occidental Petroleum Corp.	405,000	26,790,750
Pioneer Natural Resources Co.	99,500	12,103,180
Whiting Petroleum Corp. (C)	174,500	2,664,615

		144,419,961

Integrated Oil & Gas — 27.0%
Chevron Corp.	743,200	58,623,616
Exxon Mobil Corp.	1,358,430	100,999,271

		159,622,887

Oil Equipment & Services — 13.7%
Baker Hughes, Inc.	160,000	8,326,400
Halliburton Co.	400,070	14,142,474
National Oilwell Varco, Inc.	140,000	5,271,000
Oil States International Inc. (C)	170,000	4,442,100
Schlumberger Ltd.	626,000	43,175,220
Weatherford International plc (C)	645,000	5,469,600

		80,826,794

Pipelines — 5.8%
Kinder Morgan Inc.	541,000	14,974,880
Spectra Energy Corp.	382,000	10,035,140
Williams Companies, Inc.	250,000	9,212,500

		34,222,520

Refiners — 7.7%
Marathon Petroleum Corp.	264,600	12,258,918
Phillips 66	431,275	33,139,171

		45,398,089

SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2015 (unaudited)

	Shares/ Principal	Value (A)
Basic Materials — 19.8%
Chemicals — 16.0%
CF Industries Holdings, Inc.	325,345	$14,607,990
Dow Chemical Co.	492,500	20,882,000
Eastman Chemical Co.	140,000	9,060,800
LyondellBasell Industries N.V. (Class A)	285,200	23,774,272
Monsanto Co.	194,400	16,590,096
PPG Industries, Inc.	112,000	9,821,280

		94,736,438

General Industrials — 1.6%
Packaging Corp. of America	156,300	9,403,008

Gold & Precious Metals — 0.8%
SPDR Gold Trust (C)	45,000	4,808,700

Industrial Metals — 1.4%
Alcoa Inc.	614,000	5,931,240
Freeport-McMoRan Inc.	248,000	2,403,120

		8,334,360

Total Common Stocks (Cost $455,683,178)		581,772,757

Short-Term Investments — 1.6%
Money Market Account — 0.6%
M&T Bank, 0.10%	$3,633,667	3,633,667

Money Market Funds — 1.0%
Fidelity Institutional Money Market – Money Market Portfolio (Institutional Class), 0.17% (D)	5,755,224	5,755,224

Total Short-Term Investments (Cost $9,388,891)		9,388,891

Securities Lending Collateral — 0.5% (Cost $3,005,800)
Money Market Funds — 0.5%
Invesco Short-Term Investment Trust – Liquid Assets Portfolio (Institutional Class), 0.16% (D)	3,005,800	3,005,800

Total Investments — 100.5% of Net Assets (Cost $468,077,869)		$594,167,448

Notes:

(A)	Common stocks are listed on the New York Stock Exchange or the NASDAQ and are valued at the last reported sale price on the day of valuation.
(B)	A portion of shares held are on loan.
(C)	Presently non-dividend paying.
(D)	Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.

OTHER INFORMATION

Dividend Payment Schedule

The Fund presently pays dividends four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1, and (b) a “year-end” distribution, payable in late December, consisting of the estimated balance of the net investment income for the year, the net realized capital gains earned through October 31 and, if applicable, a return of capital. Shareholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all shareholders of record are sent a dividend announcement notice and an election card in mid-November. Shareholders holding shares in “street” or brokerage accounts may make their election by notifying their brokerage house representative.

Electronic Delivery of Shareholder Reports

The Fund offers shareholders the benefits and convenience of viewing Quarterly and Annual Reports and other shareholder materials on-line. With your consent, paper copies of these documents will cease with the next mailing and will be provided via e-mail. Reduce paper mailed to your home and help lower the Fund’s printing and mailing costs. To enroll, please visit the following websites:

Registered shareholders with AST: www.amstock.com/main

Shareholders using brokerage accounts: http://enroll.icsdelivery.com/PEO

Proxy Voting Policies and Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and the Fund’s proxy voting record for the 12-month period ended June 30, 2015 are available (i) without charge, upon request, by calling the Fund’s toll free number at (800) 638-2479; (ii) on the Fund’s website: www.adamsfunds.com under the headings “About the Fund” and “Corporate Information”; and (iii) on the Securities and Exchange Commission’s website: www.sec.gov.

Statement on Quarterly Filing of Complete Portfolio Schedule

In addition to publishing its complete schedule of portfolio holdings in the First and Third Quarter Reports to Shareholders, the Fund also files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website: www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also posts a link to its Forms N-Q on its website: www.adamsfunds.com; select Fund name and click the headings “Investment Information”, “Financial Reports” and then “SEC Filings”.

Website Information

Investors can find the Fund’s daily NAV per share, the market price, the discount/premium to NAV per share, and quarterly changes in the portfolio securities on our website at www.adamsfunds.com. Also available there are a history of the Fund, historical financial information, links for electronic delivery of shareholder reports, and other useful content.

ADAMS NATURAL RESOURCES FUND, INC.

Board of Directors

Enrique R. Arzac [1,2,4]	Frederic A. Escherich [2,3]	Craig R. Smith [1,2,4]
Phyllis O. Bonanno [2,3]	Roger W. Gale [1,3,4]	Mark E. Stoeckle [1]
Kenneth J. Dale [1,3,4]	Kathleen T. McGahran [1,5]

1.	Member of Executive Committee
2.	Member of Audit Committee
3.	Member of Compensation Committee
4.	Member of Nominating and Governance Committee
5.	Chair of the Board

Officers

Mark E. Stoeckle	Chief Executive Officer
James P. Haynie, CFA	President
Nancy J. F. Prue, CFA	Executive Vice President, Director of Shareholder Communications
Brian S. Hook, CFA, CPA	Vice President, Chief Financial Officer and Treasurer
Lawrence L. Hooper, Jr.	Vice President, General Counsel and Secretary
Gregory W. Buckley	Vice President—Research
Michael A. Kijesky, CFA	Vice President—Research
Michael E. Rega, CFA	Vice President—Research
Christine M. Sloan, CPA	Assistant Treasurer

500 East Pratt Street, Suite 1300, Baltimore, MD 21202

410.752.5900          800.638.2479

Website: www.adamsfunds.com

E-mail: contact@adamsfunds.com

Tickers: PEO (NYSE), XPEOX (NASDAQ)

Counsel: Chadbourne & Parke LLP

Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP

Custodian of Securities: Brown Brothers Harriman & Co.

Transfer Agent & Registrar: American Stock Transfer & Trust Company, LLC

Stockholder Relations Department

6201 15th Avenue

Brooklyn, NY 11219

(866) 723-8330

Website: www.amstock.com

Email: info@amstock.com